EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. §1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of T Bancshares, Inc. (the “Company”) for the quarter ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Patrick Howard, as Chief Executive Officer of the Company, and Ken Bramlage, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

T BANCSHARES, INC.

Date: November 14, 2012	By:	/s/ Patrick Howard
Patrick Howard President & Chief Executive Officer

Date: November 14, 2012	By:	/s/ Ken Bramlage
Ken Bramlage Senior Vice President & Chief Financial Officer